UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  June 15, 2007



                             KAANAPALI LAND, LLC
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Delaware                     000-50273             01-0731997
----------------              ------------       --------------------
(State or other)              (Commission        (IRS Employer
Jurisdiction of               File Number)       Identification No.)
Organization



              900 N. Michigan Avenue, Chicago, Illinois  60611
              ------------------------------------------------
                   (Address of principal executive office)



     Registrant's telephone number, including area code:  (312) 915-1987
     -------------------------------------------------------------------



                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On April 9, 2007, Kaanapali Land, LLC (the "Company") entered into a Plan and Agreement of Merger to merge KLLLC Mergerco, LLC ("KLLLC") with and into the Company (the "Merger Agreement"), which provided, subject to the terms and conditions of the Merger Agreement, that upon the effective time of the merger, each Class A Share would have been converted into the right to receive $43.25 in cash per share. Among the conditions to the Merger Agreement was that there shall be no pending or threatened litigation that could reasonably be expected (a) to have a material adverse effect on the business, financial condition or results of operations of the Company or KLLLC or (b) to increase the costs of the merger in any material respect.

On May 10, 2007, John G. Brant, P.C. Pension Trust and John G. Brant filed a suit in the Court of Chancery in the State of Delaware against the Company, Pacific Trail Holdings, LLC, Pacific Trail Holdings, Inc., KLLLC, and certain officers and directors of the entity defendants. Among other things, the complaint alleges that the price to be paid for each Class A Share pursuant to the Merger Agreement was unfair and undervalued the Company. While neither the Company nor KLLLC believes that the plaintiffs' claims are meritorious, because the cost of defending and/or settling the lawsuit could reasonably be expected to be material, KLLLC has terminated the Merger Agreement pursuant to Article Twelfth of the Merger Agreement. As a result, the holders of Class A Shares will remain as shareholders of the Company and the Company will continue to operate under its current structure. Accordingly, the merger transaction contemplated in the Company's Schedule 13E-3 previously filed with the Securities and Exchange Commission on April 9, 2007 will not be pursued at this time.

The foregoing description is qualified in its entirety by reference to the text of the notice of termination, a copy of which is filed as exhibit 2.1 to this Current Report on Form 8-K.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements as defined in Section 21A of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," or "continue." These forward-looking statements reflect our current expectation about our future performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual performance or achievements to be materially different from any expressed by these forward-looking statements.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit 2.1 Notice of Termination from KLLLC Mergerco, LLC to Kaanapali Land, LLC dated as of June 15, 2007.










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


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Kaanapali Land, LLC
                                    ------------------------------
                                    (Registrant)



Date: June 18, 2007                 /s/ Gailen Hull
                                    ------------------------------
                                    Name:   Gailen Hull
                                    Title:  Senior Vice President



















































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


                                EXHIBIT INDEX




EXHIBIT
NO.         DESCRIPTION
-------     -----------

2.1         Notice of Termination from KLLLC Mergerco, LLC to
            Kaanapali Land, LLC dated as of June 15, 2007.



























































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